
HIGHLAND PRINCE

Barclays Emerging Growth Company One-on-One Forum

MARCH 2014

GULFMARK OFFSHORE

FORWARD LOOKING STATEMENTS

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

LONG TERM REVENUE & EBITDA

(in millions of U.S. dollars)


$700
$600
$500
$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Revenue
EBITDA*

*Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation

LONG TERM REVENUE & EBITDA



(in millions of U.S. dollars)
• Pro Forma for July 1, 2008 Acquisition
• Prior Up-Cycle Incremental EBITDA Margins Average 72%
• Substantial Fleet Upgrades Since 2008
• 11 New Vessels Beginning in 2013
• $50 + Million EBITDA Q3, Q4 2013
$700
$600
$500
$400
$300
$200
$100
$0
68%
100%
53%
71%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Revenue
EBITDA*

*Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation

TOTAL REVENUE IN BACKLOG

(in thousands of U.S. dollars)



$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Backlog
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Day Rate in Backlog
Day Rate in Backlog
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

GLOBAL VESSEL DIVERSIFICATION



US GULF	
PSV	15
FSV	1

MEXICO	
AHTS	2
FSV	1

TRINIDAD	
PSV	2
AHTS	2
FSV	1

BRAZIL	
PSV	5
SpV	1

NORTH SEA	
PSV	25
SpV	1
AHTS	1

WORLDWIDE	
PSV	52
AHTS	17
FSV	3
SpV	2
Total	**74**

SE Asia	
PSV	4
AHTS	12

AUSTRALIA	
PSV	1

THE GULFMARK FLEET

REVENUE BY REGION

Twelve Months Ended December 31, 2013



AMERICAS 45% | NORTH SEA 41% | SE ASIA 14%

YOUNG & VERSATILE FLEET



Number of Vessels Built Per Year
Number of Vessels Built
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Current New
Build Program
Vessels in Current Fleet
Vessels not in Current Fleet

A CHANGING ENVIRONMENT

Significant Number of New Generation Rigs on Order

New Frontier Activity Need for More Support

Industry and Regulatory Call for Higher Specification Vessels:

- deeper waters and harsher environments
- increased cargo carrying capacity and flexibility


NORTH POMOR
RESCUE ZONE

NEW BUILD PROGRAM OVERVIEW

Two MMC 887, 300 Class DP2 & One MMC 879, 280 Class DP2 (Europe) - Delivered


HIGHLAND GUARDIAN

NEW BUILD PROGRAM OVERVIEW

Two ST-216, 300 Class Arctic DP2 (Europe) - Delivered


NORTH POMOR
RESCUE ZONE

NEW BUILD PROGRAM OVERVIEW

Two UT 755 XL, 250 Class DP2 (Europe) - One Delivered


RESCUE ZONE

NEW BUILD PROGRAM OVERVIEW

Two 280 Class PSV DP2 & Two 300 Class PSV DP2 (US) - Under Construction


SHIP NAME
MMC 887 CP
RESCUE ZONE

NEW CONSTRUCTION DELIVERY SCHEDULE

Class	Region	Design	Vessel	Delivery
300 Class	Europe	887	DEFENDER	**Delivered** - July 10th
300 Class Arctic	Europe	Arctic	POMOR	**Delivered** - July 26th
280 Class	Europe	879	CHIEFTAIN	**Delivered** - September 14th
300 Class	Europe	887	GUARDIAN	**Delivered** - September 26th
250 Class	Europe	755	KNIGHT	**Delivered** - October 11th
300 Class Arctic	Europe	Arctic	CRUYS	**Delivered** - February 14th 2014
250 Class	Europe	755	PRINCESS	Q1 2014
280 Class	US	T-Sea	POLARIS	Q1 2014
280 Class	US	T-Sea	REGULUS	Q3 2014
300 Class	US	887	HERCULES	Q4 2014
300 Class	US	887	PEGASUS	Q2 2015


May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15

VESSEL ENHANCEMENT PROGRAM

Phase 1: 190' to 230'
Six Vessels Completed 2011-13

Avg. Cost per vessel	$2.4 million
Avg. Incremental days out of service	77
Estimated payback period	13 months
Return on capital	93%



U.S. GOM – Stretch Program

- Completed six 190 to 230 class vessels. 3 in 2011-2012 and 3 more in 2013
- Next phase: 210 class → 260 class
  - 10 total vessel candidates, 2 complete in 2013, 2 currently in process
  - 4 more to begin in 2014



VESSEL ENHANCEMENT DELIVERY SCHEDULE

- **GPA 640 Enhancement Program: Eight 210 Class PSVs "stretched" to 260 Class.**


St. Louis
Toulouse
Orleans
Esplanade
Bourbon
Royal
Chartres
Iberville
ST. LOUIS
COMPLETE – 9/30/13
TOULOUSE
COMPLETE – 11/8/13
ORLEANS
Estimated – 3/15/14
ESPLANADE
Estimated – 5/15/14
BOURBON
Estimated – 8/15/14
ROYAL
Estimated – 11/15/14
CHARTRES
Estimated – 2/15/15
Estimated – 5/15/15
IBERVILLE
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15

DEMAND DRIVERS

GULFMARK OFFSHORE

RIG COUNT GROWTH IN THE NORTH SEA

FLOATING RIGS	
Active	43
Scheduled Arrivals/Activations (through 2015)	9
% Increase	21%
JACKUPS	
Active	36
Scheduled Arrivals (through 2015)	13
% Increase	36%

Source: IHS Petrodata, Carnegie Research



FLOATING RIG COUNT GROWTH IN THE U.S.GOM

CONTRACTED FLOATING RIGS IN U.S. GOM	
Contracted	42
Scheduled Net Additions (through Q4 2015)	13
% Increase	31%

Source: IHS Petrodata



FLOATING RIG COUNT GROWTH IN THE U.S.GOM



Discoverer Americas,
Rowan Reliance,
Noble Tom Madden,
Noble Globetrotter II
Ensco DS9
West
Neptune
Ocean BlackHornet,
Pacific Sharav,
Noble Sam Croft,
Rowan Resolute
Maersk Valiant,
Maersk Viking
Ocean BlackHawk,
Deepwater Invictus,
Noble Bob Douglas
Sevan Louisiana
Planned
0
10
20
30
40
50
60
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Source: Barclays, IHS Petrodata

WORLDWIDE SUBSEA – DRIVING THE FUTURE

Subsea Activity is Continuing to Expand

- subsea vessel demand expected to increase 33% and annual expenditure double to $20.3bn by 2016
- cumulative spend to top $124bn next five years
  - double the total from the previous five year period
- subsea work requires newer, more specialized vessels and support equipment

FPSO Spending – Projected

- between 2013 and 2017, $91bn will be spent on Floating Production Systems (FPS) - an increase of 100% over the preceding five-year period.
- a total of 121 floating production units are forecast to be installed - a 37% increase


bp
SIMULTANEOUS OPERATIONS OVERVIEW
DISCOVERER ENTERPRISE
DEVELOPMENT DRILLER II
Q4000
DEVELOPMENT DRILLER III
5000' DEPTH
TYPES OF VESSELS:
MAJOR VESSELS
CONSTRUCTION VESSELS
SUPPORT BOATS
SKIMMING, BOOMING & DISPERSANT VESSELS
MANIFOLD
CAPPED DRILL PIPE
RISER INSERTION TOOL
WET PARKED TOP HAT

***Source:** Douglas-Westwood's world subsea vessel operations market forecast 2013-2017*

FINANCIAL INFORMATION

NET DEBT POSITION


$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
Net-Debt to Total Book Capitalization
Finalization of Previous New-Build Program
Initiation of Current New-Build Program
Net-Debt
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

INVESTMENT HIGHLIGHTS

- Industry leaders in QHSE performance & people development
- Global presence and diverse operations expertise
- Financial stability & flexibility to pursue opportunities
- Growth through acquisition and new construction
- Young, versatile, high-specification fleet

RECONCILIATION OF ADJUSTED EBITDA

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Net (loss) income	$0.5	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6
Interest expense, net	12.8	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6
Income tax (benefit)	0.2	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0
Depreciation & Amortization	28.0	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0
EBITDA	$41.5	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2
Adjustments:											
Impairment	-	-	-	-	-	-	46.2	97.7	1.8	1.2	-
Debt refinancing costs	-	6.5	-	-	-	-	-	-	-	4.4	-
Accounting Change	-	7.3	-	-	-	-	-	-	-	-	-
Other	1.3	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.3
Adjusted EBITDA	$42.8	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$164.5

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.


NORTH POMOR
RESCUE ZONE

LEADERS IN GLOBAL OFFSHORE MARINE SERVICES

GULFMARK
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